EXHIBIT  10.26
                          SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of March 3, 2000, by and among Photoloft.Com, a Nevada corporation, with headquarters located at 300 Orchard City Drive, Suite 142, Campbell, California 95008 (the "Company"), and the investor listed on the Schedule of Buyers attached hereto (individually, a "Buyer" or collectively "Buyers").

WHEREAS:

     A. The Company and the Buyer(s) are executing and delivering this Agreement in reliance upon the exemption from securities registration pursuant to Section 4(2) and/or Regulation D ("Regulation D") at the sole election of Buyer(s) in the event that a registration statement filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement (described below) is not declared effective by the Registration Deadline (as defined therein) as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933; as amended (the "1933 Act") by the Registration Deadline (as defined in the Registration Rights Agreement);

     B. The Company has authorized the following new series of its Preferred Stock, $.001 par value per share (the "Preferred Stock"): the Company's Series A Convertible Preferred Stock (the "Series A Preferred Shares"), which shall be convertible into shares of the Company's Common Stock, $.001 par value per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Company Certificate of Designations, Preferences, and Rights of the Series A Preferred Shares, substantially in the form attached hereto as Exhibit "A" (the "Certificate of Designations");

     C. The Buyer(s) wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate amount of up to 125 shares of Series A Preferred Stock in the respective amounts set forth opposite each Buyer(s) name on the Schedule of Buyers;

     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit "B" (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

NOW  THEREFORE,  the  Company  and  the  Buyer(s)  hereby  agree  as  follows:

1.     PURCHASE  AND  SALE  OF  SERIES  A  PREFERRED  STOCK.
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     a.  Purchase  of  Series  A Preferred Stock.Subject to the satisfaction (or
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waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyer(s) and the Buyer(s) shall purchase from the Company an aggregate principal amount of 125 shares of Series A Preferred Stock, in the respective amounts set forth opposite each Buyer(s) name on the Schedule of Buyers (the "Closing").

     b. Closing Date.The date and time of the Closing (the "Closing Date") shall
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be 10:00 a.m. Eastern Standard Time, within five (5) business days following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)). The Closing shall occur on the Closing Date at the offices of Butler Gonzalez, LLP, 1000 Stuyvesant Avenue, Suite 6, Union, New Jersey 07083.

     c.  Form  of  Payment.On  the  Closing  Date,  (i) each Buyer shall pay the
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Purchase Price to the Company for the Series A Preferred Shares to be issued and sold to the Buyer(s) at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer, certificates representing such Series A Preferred Stock which Buyer(s) are then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers), duly executed on behalf of the Company and registered in the name of such Buyer or its designee (the "Certificates").

2.     BUYER(S)  REPRESENTATIONS  AND  WARRANTEES.
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Each  Buyer  represents  and  warrants  with  respect  to  only  itself  that:

     a.  Investment  Purpose.Such  Buyer (i) is acquiring the Series A Preferred
         --------------------
Shares, (ii) upon conversion of the Series A Preferred Shares, will acquire the Conversion Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Series A Preferred Shares and Conversion Shares, for any minimum or other specific term and reserves the right to dispose of Series A Preferred Shares, Conversion Shares at any time, subject to any underwriter lock up, in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

     b. Accredited Investor Status.Such Buyer(s) are an "accredited investor" as
        ---------------------------
that  term  is  defined  in  Rule  501(a)(3)  of  Regulation  D.

     c.  Reliance  on  Exemptions.Such  Buyer(s)  understand  that  the Series A
         -------------------------
Preferred Shares, the Conversion Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer(s) compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer(s) set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.


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     d.  Information.  Such  Buyer(s)  and  their  advisors,  if  any, have been
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furnished  with  all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Series A Preferred Shares and the Conversion Shares which have been requested by such Buyer(s). Such Buyer(s) and their advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer(s) or its advisors, if any, or its representatives shall modify, amend or affect such Buyer(s) right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer(s) understand that its investment in the Series A Preferred Shares and the Conversion Shares involves a high degree of risk. Such Buyer(s) have sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Series A Preferred Shares and the Conversion Shares.

     e.  No  Governmental Review. Such Buyer(s) understand that no United States
         ------------------------
federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Series A Preferred Shares and the Conversion Shares or the fairness or suitability of the investment in the Series A Preferred Shares and the Conversion Shares nor have such authorities passed upon or endorsed the merits of the offering of the Series A Preferred Shares and the Conversion Shares.

     f.  Transfer  or Resale.Such Buyer(s) understand that except as provided in
         --------------------
the Registration Rights Agreement: (i) the Series A Preferred Shares and the Conversion Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, (b) such Buyer(s) shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (c) such Buyer(s) provide the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144 or promulgated under the 1933 Act (or a successor rule thereto); (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act (or a successor rule thereto) .

g.  Legends.Such  Buyer(s) understand that the certificates or other instruments
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representing  the  Series A Preferred Shares, until such time as the sale of the
Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.


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       THE  SECURITIES  HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE
       OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE
       SECURITIES  ACT  OF  1933,  AS  AMENDED,   OR  APPLICABLE   STATE
       SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Series A Preferred Shares and the Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of the Conversion Shares are registered under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Series A Preferred Shares and the Conversion Shares may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Series A Preferred Shares and the Conversion Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

     h.  Authorization,  Enforcement.This  Agreement  has  been duly and validly
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authorized, executed and delivered on behalf of such Buyer(s) and is a valid and binding agreement of such Buyer(s) enforceable in accordance with its terms, subject as enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.


3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
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The  Company  represents  and  warrants  to  each  of  the  Buyer(s)  that:

     a.  Organization  and  Qualification.  The Company and its subsidiaries are
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corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.


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     b.  Authorization,  Enforcement,  Compliance with Other Instruments.(i) The
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Company  has  the  requisite  corporate  power  and  authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, and to issue the Series A Preferred Shares and the Conversion Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Series A Preferred Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement and the Registration Rights Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to the Closing Date, the Certificate of Designations has been filed with the Secretary of State of the State of Nevada and will be in full force and effect, enforceable against the Company in accordance with its terms.

     c.  Capitalization.  As of the date hereof, the authorized capital stock of
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the Company  consists  of 50,000,000  shares of Common Stock, of which as of the date hereof 12,555,441 shares were issued and outstanding, and no series of preferred stock or debentures or notes were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), no shares of Common Stock or preferred stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, fights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Series A Preferred Shares and the Conversion Shares as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.


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     d. Issuance of Securities.The Series A Preferred Shares are duly authorized
        -----------------------
and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof and are entitled to the rights and preferences set forth in the Certificate of Designations in the Series A Preferred Shares. The Conversion Shares issuable upon conversion of the Series A Preferred Shares have been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the Certificate of Designations, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

     e.  No  Conflicts.Except  as  disclosed  in  Schedule  3(e), the execution,
         --------------
delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences, and Rights of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in
Schedule 3(e), neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof Except as disclosed in
Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances , which might give rise to any of the foregoing.

     f.  SEC  Documents:  Financial  Statements.   The  Company  has  filed  all
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reports,  schedules,  forms, statements and other documents required to be filed by  it  with  the  SEC  pursuant to the reporting requirements of the Securities


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Exchange  Act  of  1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyer(s) or its representative true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company included in the SEC documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments

     G.  Absence of Certain Changes. Except as disclosed in Schedule 3 (g) there
       -----------------------------
has been no material adverse change and no material adverse development since September 30, 1999 in the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

     H.  Acknowledgment  Regarding  Buyer(s)  Purchase  of  Series  A  Preferred
         -----------------------------------------------------------------------
Shares.The Company acknowledges and agrees that the Buyer(s) are acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer(s) are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer(s) or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer(s) purchase of the Series A Preferred Shares and the Conversion Shares. The Company further represents to the Buyer(s) that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.


     I.  No General Solicitation.Neither the Company, nor any of its affiliates,
         ------------------------
nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Series A Preferred Shares and the Conversion Shares.

     J.  No  Integrated Offering.Neither the Company, nor any of its affiliates,
         ------------------------
nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security,


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under  circumstances  that  would require registration of the Series A Preferred
Shares and the Conversion Shares under the 1933 Act or cause this offering of Series A Preferred Shares and the Conversion Shares to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions.


4.   COVENANTS.
     ----------

     a.  Best  Efforts.Each  party  shall use its best efforts timely to satisfy
         --------------
each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     b.  Form D.The Company agrees to file a Form D with respect to the Series A
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Preferred Shares and the Conversion Shares as required under Regulation B and to provide a copy thereof to the Buyer(s) promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Series A Preferred Shares and the Conversion Shares for, or obtain exemption for the Series A Preferred Shares and the Conversion Shares for, sale to the Buyer(s) at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer(s) on or prior to the Closing Date.

     c.  Reporting  Status.Until  the  earlier  of  (i) the date as of which the
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Investors  (as  that  term  is defined in the Registration Rights Agreement) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which
(A) the Investors shall have sold all the Conversion Shares and (B) none of the Series A Preferred Shares are outstanding (the "Registration Period"), the Company shall file all reports required to be flied with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

     d.  Use  of Proceeds.The Company will use the proceeds from the sale of the
         -----------------
Series A Preferred Shares for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(t).

     e.  Financial  Information.The  Company  agrees  to  send  the following to
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Buyer(s)  during  the  Registration  Period:  (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) within one (1) day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries and (ii) copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.


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     f.  Reservation of Shares.The Company shall take all action necessary to at
         ----------------------
all times have authorized, and reserved for the purpose of issuance, such number of Shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Conversion Shares and the shares representing the underlying warrants (the "Warrant Shares") then outstanding.

     g. Listings.The Company shall promptly secure the listing of the Conversion
        ---------
Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable under the terms of this Agreement and the Registration Rights Agreement. The Company shall maintain the Common Stock's authorization for quotation in the over-the counter market. The Company shall promptly provide to each Buyer copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market.

     h.  Expenses.The  Company shall pay all costs and expenses incurred by such
         ---------
party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement and the Registration Rights Agreement. The costs and expenses of the May Davis Group, Inc., and its counsel (counsel fees shall not exceed $15,000) shall be paid for by the Company directly from the Escrow Funds at Closing.

     i.  Authorized  Shares  of  Common Stock, Reservation of Shares.The Company
         ------------------------------------------------------------
shall at all times, so long as any of the Series A Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Shares such number of shares of Common Stock equal to or greater than 200% of the number of shares of Common Stock for which are issuable upon conversion of all of the then outstanding Series A Preferred Shares which are then outstanding or which could be issued at any time under this Agreement or the Series A Preferred Shares.

     j.  Corporate  Existence.So  long  as  any Series A Preferred Shares remain
         ---------------------
outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, a "Sale of the Company").

     k.  Transactions  With  Affiliates.So  long  as  (i) any Series A Preferred
         -------------------------------
Shares are outstanding or (ii) any Buyer owns Conversion Shares with a market value equal to or greater than $250,000, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (c) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof,, any director who is also an officer of the Company or any subsidiary of the Company shall not be disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly,
(i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) share common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     l. The Company covenants and agrees that in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the transfer agent execute and agree to be bound by the terms of the Irrevocable Instructions to Transfer Agent.


5.     TRANSFER  AGENT  INSTRUCTIONS.
       ------------------------------

     The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer(s) or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by the Buyer(s) to the Company upon conversion of the Series A Preferred Shares (the "Irrevocable Transfer Agent Instructions"), except as provided in
Section 4(1) herein. Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2 hereof (in the case of the Conversion Shares, prior to registration of such shares under the 1933
Act) will be given by the Company to its transfer agent and that the Series A Preferred Shares and the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Series A Preferred Shares and the Conversion Shares. If the Buyer(s) provide the Company with an opinion of counsel, reasonably satisfactory in form, and substance to the Company, that registration of a resale by the Buyer(s) of any of the Series A Preferred Shares and the Conversion Shares is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer(s). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer(s) by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer(s) shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.   CONDITIONS  TO  THE  COMPANY'S  OBLIGATION  TO  SELL.
     -----------------------------------------------------

          The obligation of the Company hereunder to issue and sell the Series A Preferred Shares to the Buyer(s) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     a. The Buyer(s) shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

     b. The Certificate of Designations shall have been filed with the Secretary of State of the State of Nevada.

     c. The Buyer(s) shall have delivered to the Company the Purchase Price for the Series A Preferred Shares being purchased by the Buyer(s) at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

     d. The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Date.

7.   CONDITIONS  TO  THE  BUYER'S  OBLIGATION  TO  PURCHASE.
     -------------------------------------------------------

     The obligation of the Buyer(s) hereunder to purchase the Series A Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer(s) sole benefit and may be waived by the Buyer(s) at any time in its sole discretion:

     a. The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Buyer(s).

     b. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in ail material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer(s) shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer(s) including, without limitation an update as of the Closing Date regarding the representation contained in Section 3(c) above.

     c. The Buyer(s) shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer(s) and in substantially the form attached hereto.

     d. The Company shall have executed and delivered to the Buyer(s) the Certificates (in such denominations as the Buyer(s) shall request) for the Series A Preferred Shares being purchased by the Buyer(s) at the Closing.

     e. The Board of Directors of the Company shall have adopted the resolutions in substantially the form attached hereto.

     f. As of the Closing Date, the Company shall as of the Closing Date have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Shares, such number of shares of Common Stock equal to or greater than 200% of the number of shares of Common Stock for which are issuable upon conversion of all of the Series A Preferred Shares which could be issued at any time under this Agreement or the Series A Preferred Shares.

     g. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer(s), shall have been delivered to and acknowledged in writing by the Company's transfer agent.

8.   INDEMNIFICATION.
     ----------------

     a. In consideration of the Buyer(s) execution and delivery of this Agreement and acquiring the Series A Preferred Shares and the Conversion Shares hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Series A Preferred Shares and the Conversion Shares and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to
(a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Series A Preferred Shares or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Warrants, the Certificate of Designations, or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Series A Preferred Shares or the status of the Buyer(s) or holder of the Series A Preferred Shares and the Conversion Shares as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

          b. In consideration of the Company's execution and delivery of this Agreement and issuing the Series A Preferred Shares and the Conversion Shares hereunder and in addition to all of the Buyer(s) other obligations under this Agreement, the Buyer(s) shall defend, protect, indemnify and hold harmless the Company all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer(s) in this Agreement, the Series A Preferred Shares or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement, the Warrants, the Certificate of Designations, or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Series A Preferred Shares or the status of the Company. To the extent that the foregoing undertaking by the Buyer(s) may be unenforceable for any reason, the Buyer(s) shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

9.   GOVERNING  LAW:  MISCELLANEOUS.
     -------------------------------

     a.  Governing  Law.  This Agreement shall be governed by and interpreted in
         ---------------
accordance with the laws of the State of New York without regard to the principles of conflict of laws. Accordingly, upon such breach, Buyer(s), at their election and without limitation of its other remedies, shall be entitled to pursue a claim for specific performance of this Agreement, and Company hereby waives the right to assert any defense thereto that Purchaser has an adequate remedy at law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York a sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to bring any of such proceeding in such jurisdictions.

     b.  Counterparts.  This  Agreement may be executed in two or more identical
         -------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four
(4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof

     c.  Headings.  The  headings  of  this  Agreement  are  for  convenience of
         --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     d.  Severability.If  any  provision  of  this Agreement shall be invalid or
         -------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     e.  Entire Agreement, Amendments, This Agreement supersedes all other prior
         -----------------------------
oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer(s) make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     f. Notices.Any notices, consents, waivers, or other communications required
        --------
or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company:

300  Orchard  City  Drive
Campbell,  California  95008
Attn:  Jack  Marshall,  President

Telephone:     (415)  777-2180
Facsimile:     (415)  777-2055

With  copy  to  Company  Counsel
Cathy  Gawne,  Esq.
Silicone  Valley  Law  Group
152  North  3rd  Street
San  Jose,  California  9122

If  to  the  Transfer  Agent:

Attn:

Telephone:  (     )
Facsimile:    (     )

If to the Buyer(s), to its address and facsimile number on the Schedule of Buyers, with copies to the Buyer(s) counsel as set forth on the Schedule of Buyers. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

     g. Successors and Assigns.This Agreement shall be binding upon and inure to
        -----------------------
the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer(s), if there are more than two
(2) Buyers the Company shall attain the written consent of those buyer(s) which posses 2/3 of the outstanding shares. The Buyer(s) may assign their rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release the Buyer(s) from their obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

     h.  No Third Party Beneficiaries.This Agreement is intended for the benefit
         -----------------------------
of the parties hereto and their respective permitted successors and assign, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     i.  Survival.Unless  this  Agreement  is terminated under Section 9(i), the
         ---------
representations and warranties of the Company and the Buyer(s) contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, the indemnification provisions set forth in Section 8, shall survive for 1 year after the Closing. The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

     j.  Publicity.The  Company and the Buyer(s) shall have the right to approve
         ----------
before issuance any press releases or any other public statements with respect to the transactions contemplated hereby, however if a disapproval is not issued within one business day it will be assumed that the press release is approved; provided, however, that the Company shall be entitled, without the prior approval of the Buyer(s), to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer(s) shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

     k.  Further Assurances.Each party shall do and perform, or cause to be done
         -------------------
and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     1.  Termination.In  the event that the Closing shall not have occurred with
         ------------
respect to the Buyer(s) on or before five (5) business days from the date hereof due to the Company's or the Buyer(s) failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party- provided, however, that if this Agreement is terminated pursuant to this Section 9(i), the Company shall remain obligated to reimburse the Buyer(s) for the expenses described in Section 4(h) above.

     m. Finder.The Company acknowledges that it has engaged The May Davis Group,
        -------
Inc. as a placement agent in connection with the sale of the Series A Preferred Shares. The Company shall be responsible for the payment of any placement agent fees relating to or arising out of the transactions contemplated hereby.

     n.  No  Strict  Construction.The  language  used  in this Agreement will be
         -------------------------
deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IN  WITNESS  WHEREOF,  the  Buyer  and  the  Company have caused this Securities
Purchase  Agreement  to  be  duly  executed  as of the date first written above.

"COMPANY"
PHOTOLOFT.COM

By:
Name:  Jack  Marshall
Its:  President

"BUYER(S)"

By:
Name:
Title:


By:
Name:
Title:


By:
Name:
Title:


By:
Name:
Title:

                               SCHEDULE OF BUYERS

Buyer's Name               Address/Facsimile Number  Number of Series A
                                   of Buyer           Preferred Shares
-------------------------  ------------------------  ------------------
Dr. Michael Kesselbrenner  10 Devonshire Road                   100,000
                           Livingston, NJ 07039
-------------------------  ------------------------  ------------------
John Bolliger              1775 North Elk Road,                  10,000
                           Pocatello ID
-------------------------  ------------------------  ------------------
Rance Merkel               497 Claude Simmons Road,              50,000
                           Johnson City, TN 37604
-------------------------  ------------------------  ------------------
Cranshire Capital          666 Dundee Road, Ste                 200,000
By:  Mitchel Kopin         1901, Northbrook, IL
                           60062
-------------------------  ------------------------  ------------------
Michael Woelfel            401 10th Street                       50,000
                           Suite 502
                           Huntington, WV 25701
-------------------------  ------------------------  ------------------
Illinois Holding Co.       1610 5th Avenue                      100,000
By: Daniel Churchill       Moline, IL 51265
FEIN #36-3046673
-------------------------  ------------------------  ------------------
Peter Che Nan Chen         34C College Road South               200,000
                           Sydney, 2066 Australia
-------------------------  ------------------------  ------------------
Sui Wa Chau                7D Fly Dragon Terr 26-32              30,000
                           Tinhau Temple Road,
                           Hong Kong  China
-------------------------  ------------------------  ------------------
Wei  Z. Yen                52 Ware Road                          30,000
                           Upper Saddle River, NJ
                           07458
-------------------------  ------------------------  ------------------
Shanji  Xiong              829 Kristi Ln                         10,000
                           Los Almos, NM 87544
-------------------------  ------------------------  ------------------
Jeremy Dallow              39 Knutsen Drive                      30,000
                           West Orange, NJ 07052
-------------------------  ------------------------  ------------------
Steven Angel               340 East 34th Street                   5,000
                           Apt.# 17H
                           New York, NY 10016
-------------------------  ------------------------  ------------------
Cheryl Angel               32 Rainbow Ridge Drive                15,000
                           Livingston, NJ  07039
-------------------------  ------------------------  ------------------
Allen B. Cohen             41 Christy Drive                      50,000
                           Warren, NJ  07059
-------------------------  ------------------------  ------------------
David Z. Lu                2321 Bobbyber Drive                   20,000
                           Vienna, VA 22102
-------------------------  ------------------------  ------------------


                                      107

Qilu Guan                  104-25 hunan Road                     50,000
                           Tiedong Dist Anshan,
                           China 114004
-------------------------  ------------------------  ------------------
Jinsheng Yi                14 Lake Avenue Apt 1E                 20,000
                           E. Brunswick, NJ 08816
-------------------------  ------------------------  ------------------
William R. Evans                                                 30,000
-------------------------  ------------------------  ------------------


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